UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on March 3, 2023. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of the nine members of the board of directors; (2) Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending October 1, 2023; (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation; (4) Approval of the Jack in the Box Inc. 2023 Omnibus Incentive Plan; and (5) Consideration and approval of an advisory (non-binding) resolution regarding the frequency of the vote on executive compensation.

All directors were elected; Proposals (2), (3), and (4) were approved; and a frequency of one year was approved for Proposal (5). The final voting results are set forth below.

(1) The votes cast for, against or abstaining from, and the broker non-votes with respect to, the election of directors, were as follows:

Nominees	No. of Shares Voted For	% of Shares Cast For	No. of Shares Voted Against	% of Shares Cast Against	No. of Shares Abstaining	No. of Broker Non- Votes
Guillermo Diaz, Jr.	16,429,757	92.10	1,408,903	7.90	6,269	1,094,582
David L. Goebel	15,875,607	89.00	1,962,643	11.00	6,679	1,094,582
Darin S. Harris	16,026,707	89.85	1,811,110	10.15	7,112	1,094,582
Sharon P. John	16,375,952	91.80	1,462,464	8.20	6,513	1,094,582
Madeleine A. Kleiner	15,733,296	88.19	2,107,119	11.81	4,514	1,094,582
Michael W. Murphy	15,862,483	88.93	1,975,405	11.07	7,041	1,094,582
James M. Myers	15,950,098	89.42	1,887,596	10.58	7,235	1,094,582
David M. Tehle	15,799,913	88.57	2,037,981	11.43	7,035	1,094,582
Vivien M. Yeung	16,314,284	91.46	1,523,960	8.54	6,685	1,094,582

(2) The votes cast for, against or abstaining from, with respect to, the ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending October 1, 2023, were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	%. of Shares Abstaining
18,260,766	96.42	674,123	3.56	4,622	0.02

(3) The votes cast for, against or abstaining from, and the broker non-votes with respect to the advisory vote to approve executive compensation were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	%. of Shares Abstaining	No. of Broker Non-Votes
17,286,027	96.87	545,315	3.06	13,587	0.07	1,094,582

(4) The votes cast for, against or abstaining from, and the broker non-votes with respect to approving the Jack in the Box Inc. 2023 Omnibus Incentive Plan, were as follows.:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	%. of Shares Abstaining	No. of Broker Non-Votes
15,750,835	88.27	2,083,160	11.67	10,934	0.06	1,094,582

(5) The votes cast for, against or abstaining from, and the broker non-votes with respect to an advisory vote on the frequency of the vote on executive compensation (“Say on Pay vote”), were as follows:

1-Year	2-Years	3-Years	Abstain	Broker Non-Votes
17,292,642	8,513	537,376	6,398	1,094,582

% of Shares	% of Shares	% of Shares
Voted For	Voted For	Voted For
96.91	0.05	3.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

Date: March 3, 2023	/s/ Darin Harris
Darrin Harris
Executive Vice President, Chief Executive Officer